Exhibit 10.251

               FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 9th day of October, 1998, by and among RYAN'S FAMILY STEAK HOUSES, INC., a South Carolina corporation (the "Borrower"), WACHOVIA BANK, N.A. (formerly known as Wachovia Bank of Georgia, N.A.), as Agent, SUNTRUST BANK, ATLANTA, THE BANK OF TOKYO-MITSUBISHI, LTD., ATLANTA AGENCY and WACHOVIA BANK, N.A. (formerly known as Wachovia Bank of South Carolina, N.A.), as a Bank (collectively referred to herein as the "Banks").

                        R E C I T A L S:

          The Borrower, the Agent, and the Banks have entered into a certain Credit Agreement dated June 5, 1996 (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

          The Borrower has requested the Agent and the Banks to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Banks, intending to be legally bound hereby, agree as follows:

          SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

          SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

          SECTION 2.1. Amendment to Section 1.01. The following definitions are hereby added to Section 1.01 of the Credit
Agreement:

               "Y2K Plan" has the meaning set forth in Section
          4.19.

               "Year 2000 Compliant and Ready" as used herein means that: (A) the Borrower's and its Subsidiaries' hardware and software systems with respect to the operation of its business and its general business plan will: (i) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (ii) operate, accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance, and (iii) store and provide date input information without creating any ambiguity as to the century; and (B) the Borrower has developed alternative plans to ensure business continuity in the event of the failure of any or all of items (i) through (iii) above.

          2.02 Addition of Section 4.19.  A new section, Section
4.19, is hereby added to the Credit Agreement to read in its entirety as follows:

          The Borrower has developed and has delivered to the Agent and Banks a comprehensive plan (the "Y2K Plan" which term includes any and all existing and future amendments) for insuring that the Borrower's and its Subsidiaries' software and hardware systems which impact or affect in any way the business operations of the Borrower and its Subsidiaries will be Year 2000 Compliant and Ready. The Borrower and its Subsidiaries has met the Y2K Plan milestones such that all hardware and software systems will be Year 2000 Compliant and Ready (including all internal and external testing) in accordance with the Y2K Plan.

          2.03 Amendment to Section 5.01(j) and Addition of Sections 5.01(k), (l) and (m). Section 5.01 of the Credit Agreement is hereby amended to amend and restate subsection (j) and add new subsections (k), (l) and (m) to read as follows:

               (j) simultaneously with the delivery of each set of annual and quarterly financial statements referred to in paragraphs (a) and (b) above, a statement of its Chief Executive Officer or Chief Financial Officer to the effect that nothing has come to their attention to cause them to believe that the Y2K Plan milestones have not been met in a manner such that the Borrower's and its Subsidiaries' hardware and software systems will not be Year 2000 Compliant and Ready in accordance with the Y2K Plan;

               (k) within 5 Domestic Business Days after the Borrower becomes aware of any deviations from the Y2K Plan which would cause compliance with the Y2K Plan to be delayed beyond or not achieved on or before September 30, 1999, a statement of its Chief Executive Officer or Chief Financial Officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

               (l) promptly upon the receipt thereof, a copy of any third party assessments of the Borrower's Y2K Plan together with any recommendations made by such third party with respect to Year 2000 compliance; and

               (m) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

          2.04 Addition of Section 5.22.  A new section, Section
5.22, is hereby added to the Credit Agreement to read in its entirety as follows:

               "SECTION 5.22. Y2K Plan. The Borrower will meet the milestones contained in the Y2K Plan in all material respects and will have all hardware and software systems Year 2000 Compliant and Ready
     (including all internal and external testing) on or before September 30, 1999."

          2.05 Amendment and Restatement of Section 5.03.
Section 5.03 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "SECTION 5.03.  Ratio of Consolidated Funded
     Debt to Total Consolidated Capitalization. The ratio of Consolidated Funded Debt to Total Consolidated
     Capitalization will at all times be less than 0.45 to 1.00."

          2.06 Amendment and Restatement of Section 5.04.
Section 5.04 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "SECTION 5.04.  Minimum Consolidated Net
     Worth. Consolidated Net Worth will at no time be less than $255,000,000."

          2.07 Amendment and Restatement of Section 2.05(a).
Section 2.05(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "SECTION 2.05.  Interest Rates.  (a)
     "Applicable Margin" means:  (1) prior to June 30, 1999,
     (i) for any Base Rate Loan, 0%; and (ii) for any Euro-Dollar Loan, 0.50%; and (2) on June 30, 1999 and at all times thereafter, (i) for any Base Rate Loan, 0.25%; and (ii) for any Euro-Dollar Loan, 0.75%.

          SECTION 3.  Conditions to Effectiveness.  The
effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Required Banks waive such conditions:

               (a) receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party; and

               (b)  the fact that the representations and
     warranties of the Borrower contained in Section 5 of this Amendment shall be true on and as of the date hereof.

          SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

          SECTION 5.  Representations and Warranties.  The
Borrower hereby represents and warrants to each of the Banks as follows:

          (a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Banks on the date hereof.

          (b) The Borrower has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

          (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against it in accordance with their terms, provided that such enforceability is subject to general principles of equity.

          (d) The execution and delivery of this Amendment and the Borrower's performance hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

          SECTION 6.  Counterparts.  This Amendment may be
executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

          SECTION 7.  Governing Law.  This Amendment shall be
considered in accordance with and governed by the laws of the State of Georgia.

          SECTION 8. Up-front Fee.  On the date of this
Amendment, the Borrower shall pay to the Agent for the ratable account of each Bank an up-front fee equal to the product of: (i) such Bank's Commitment on the date of this Amendment, times (ii)
0.03%.


          IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.


BORROWER:

RYAN'S FAMILY STEAK HOUSES, INC.



By:________________________________________
Title:______________________________________


WACHOVIA BANK, N.A. (formerly known as Wachovia Bank of Georgia, N.A.), as Agent


By:________________________________________
Title:_____________________________________


WACHOVIA BANK, N.A. (formerly known as Wachovia Bank of South Carolina, N.A.), as a Bank

By:________________________________________
Title:______________________________________


SUNTRUST BANK, ATLANTA

By:________________________________________
Title:_______________________________________


By:________________________________________
Title:_______________________________________

THE BANK OF TOKYO-MITSUBISHI, LTD., ATLANTA AGENCY

By:________________________________________
Title:______________________________________


               FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 9th day of October, 1998, by and among RYAN'S FAMILY STEAK HOUSES, INC., a South Carolina corporation (the "Borrower"), WACHOVIA BANK, N.A. (formerly known as Wachovia Bank of Georgia, N.A.), as Agent, SUNTRUST BANK, ATLANTA, THE BANK OF TOKYO-MITSUBISHI, LTD., ATLANTA AGENCY and WACHOVIA BANK, N.A. (formerly known as Wachovia Bank of South Carolina, N.A.), as a Bank (collectively referred to herein as the "Banks").

                        R E C I T A L S:

          The Borrower, the Agent, and the Banks have entered into a certain Credit Agreement dated June 5, 1996 (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

          The Borrower has requested the Agent and the Banks to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Banks, intending to be legally bound hereby, agree as follows:

          SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

          SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

          SECTION 2.1. Amendment to Section 1.01. The following definitions are hereby added to Section 1.01 of the Credit
Agreement:

               "Y2K Plan" has the meaning set forth in Section
          4.19.

               "Year 2000 Compliant and Ready" as used herein means that: (A) the Borrower's and its Subsidiaries' hardware and software systems with respect to the operation of its business and its general business plan will: (i) handle date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (ii) operate, accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance, and (iii) store and provide date input information without creating any ambiguity as to the century; and (B) the Borrower has developed alternative plans to ensure business continuity in the event of the failure of any or all of items (i) through (iii) above.

          2.02 Addition of Section 4.19.  A new section, Section
4.19, is hereby added to the Credit Agreement to read in its entirety as follows:

          The Borrower has developed and has delivered to the Agent and Banks a comprehensive plan (the "Y2K Plan" which term includes any and all existing and future amendments) for insuring that the Borrower's and its Subsidiaries' software and hardware systems which impact or affect in any way the business operations of the Borrower and its Subsidiaries will be Year 2000 Compliant and Ready. The Borrower and its Subsidiaries has met the Y2K Plan milestones such that all hardware and software systems will be Year 2000 Compliant and Ready (including all internal and external testing) in accordance with the Y2K Plan.

          2.03 Amendment to Section 5.01(j) and Addition of Sections 5.01(k), (l) and (m). Section 5.01 of the Credit Agreement is hereby amended to amend and restate subsection (j) and add new subsections (k), (l) and (m) to read as follows:

               (j) simultaneously with the delivery of each set of annual and quarterly financial statements referred to in paragraphs (a) and (b) above, a statement of its Chief Executive Officer or Chief Financial Officer to the effect that nothing has come to their attention to cause them to believe that the Y2K Plan milestones have not been met in a manner such that the Borrower's and its Subsidiaries' hardware and software systems will not be Year 2000 Compliant and Ready in accordance with the Y2K Plan;

               (k) within 5 Domestic Business Days after the Borrower becomes aware of any deviations from the Y2K Plan which would cause compliance with the Y2K Plan to be delayed beyond or not achieved on or before September 30, 1999, a statement of its Chief Executive Officer or Chief Financial Officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

               (l) promptly upon the receipt thereof, a copy of any third party assessments of the Borrower's Y2K Plan together with any recommendations made by such third party with respect to Year 2000 compliance; and

               (m) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

          2.04 Addition of Section 5.22.  A new section, Section
5.22, is hereby added to the Credit Agreement to read in its entirety as follows:

               "SECTION 5.22. Y2K Plan. The Borrower will meet the milestones contained in the Y2K Plan in all material respects and will have all hardware and software systems Year 2000 Compliant and Ready
     (including all internal and external testing) on or before September 30, 1999."

          2.05 Amendment and Restatement of Section 5.03.
Section 5.03 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "SECTION 5.03.  Ratio of Consolidated Funded
     Debt to Total Consolidated Capitalization. The ratio of Consolidated Funded Debt to Total Consolidated
     Capitalization will at all times be less than 0.45 to 1.00."

          2.06 Amendment and Restatement of Section 5.04.
Section 5.04 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "SECTION 5.04.  Minimum Consolidated Net
     Worth. Consolidated Net Worth will at no time be less than $255,000,000."

          2.07 Amendment and Restatement of Section 2.05(a).
Section 2.05(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "SECTION 2.05.  Interest Rates.  (a)
     "Applicable Margin" means:  (1) prior to June 30, 1999,
     (i) for any Base Rate Loan, 0%; and (ii) for any Euro-Dollar Loan, 0.50%; and (2) on June 30, 1999 and at all times thereafter, (i) for any Base Rate Loan, 0.25%; and (ii) for any Euro-Dollar Loan, 0.75%.

          SECTION 3.  Conditions to Effectiveness.  The
effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Required Banks waive such conditions:

               (a) receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party; and

               (b)  the fact that the representations and
     warranties of the Borrower contained in Section 5 of this Amendment shall be true on and as of the date hereof.

          SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

          SECTION 5.  Representations and Warranties.  The
Borrower hereby represents and warrants to each of the Banks as follows:

          (a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Banks on the date hereof.

          (b) The Borrower has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

          (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against it in accordance with their terms, provided that such enforceability is subject to general principles of equity.

          (d) The execution and delivery of this Amendment and the Borrower's performance hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

          SECTION 6.  Counterparts.  This Amendment may be
executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

          SECTION 7.  Governing Law.  This Amendment shall be
considered in accordance with and governed by the laws of the State of Georgia.

          SECTION 8. Up-front Fee.  On the date of this
Amendment, the Borrower shall pay to the Agent for the ratable account of each Bank an up-front fee equal to the product of: (i) such Bank's Commitment on the date of this Amendment, times (ii)
0.03%.


          IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:  RYAN'S FAMILY STEAK HOUSES, INC.


By:________________________________________
Title:______________________________________


WACHOVIA BANK, N.A. (formerly known as Wachovia Bank of Georgia, N.A.), as Agent

By:________________________________________
Title:_____________________________________


WACHOVIA BANK, N.A. (formerly known as Wachovia Bank of South Carolina,
 N.A.),  as a Bank

By:________________________________________
Title:______________________________________


SUNTRUST BANK, ATLANTA

By:________________________________________
Title:_______________________________________


By:________________________________________
Title:_______________________________________


THE BANK OF TOKYO-MITSUBISHI, LTD.,
ATLANTA AGENCY

By:________________________________________
Title:______________________________________